                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                   -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)          January 15, 1998
                                                      --------------------

The Money Store Residential Trust 1997-II and the Originators as listed below under a Pooling and Servicing Agreement dated as of August 31, 1997 providing for the issuance of The Money Store Residential Loan Certificates, Series 1997-II

                              TMS Mortgage Inc.
                      The Money Store Home Equity Corp.
                        The Money Store/Minnesota Inc.
                        The Money Store/Kentucky Inc.
                          The Money Store/D.C. Inc.
            (Exact name of registrant as specified in its charter)


New Jersey                         SEC TO PROVIDE                   Applied For
----------                         --------------                   -----------

State or other                     (Commission                    (IRS Employer
jurisdiction of                     File Number)                    ID Number)
 incorporation)


                  2840 Morris Avenue, Union, New Jersey 07083
                  -------------------------------------------
                   (Address of principal executive officer)

Registrant's Telephone Number,
including area code:                                 (908) 686-2000
                                                     --------------

                                      n/a
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5       Other Events
             ------------

         Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the January 15, 1998 Remittance Date.


Item 7       Financial Statements and Exhibits
             ---------------------------------

         The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     THE MONEY STORE INC.


                                     By: /s/ Harry Puglisi
                                     -------------------------
                                             Harry Puglisi
                                              Treasurer


Dated:   January 31, 1998

                                   Schedule A

                               List of Originators
                               -------------------

                            Residential Trust 1997-II
                            -------------------------


                         The Money Store/Minnesota Inc.
                            The Money Store/D.C. Inc.
                         The Money Store/Kentucky Inc.
                        The Money Store Home Equity Corp.
                                TMS Mortgage Inc.

                            SERVICER'S CERTIFICATE

    IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF NOVEMBER 30, 1997, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO THE RESIDENTIAL TRUST 1997-II FOR THE JANUARY 12, 1998 DETERMINATION DATE.


1.  AGGREGATE AMOUNT RECEIVED                                                                 $1,732,208.01


    LESS: SERVICE FEE                                                                             18,775.35
               CONTINGENCY FEE                                                                    18,775.35
               OTHER SERVICER FEES (Late Charges/Escrow)                                           3,766.32
               UNREIMBURSED MONTHLY ADVANCES                                                           0.00
                                                                                          ------------------

                                                                                                  41,317.02
    PLUS: MONTHLY ADVANCE - INCLUDING
                    COMPENSATING INTEREST                                                        467,449.54
               PRE-FUNDING ACCOUNT TRANSFER                                                            0.00
               CAPITALIZED INTEREST ACCOUNT TRANSFER                                                   0.00
                                                                                          ------------------

                                                                                                 467,449.54
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                                            0.00

                                                                                          ------------------
     AVAILABLE REMITTANCE AMOUNT (I-2)                                                         2,158,340.53
                                                                                          ==================


2.  (A) ORIGINAL CLASS A-1 PRINCIPAL BALANCE
                                                                                              50,644,000.00

    (B) ORIGINAL CLASS A-2 PRINCIPAL BALANCE
                                                                                              17,885,000.00

    (C) ORIGINAL CLASS A-3 PRINCIPAL BALANCE
                                                                                              12,315,000.00

    (D) ORIGINAL CLASS A-4 PRINCIPAL BALANCE
                                                                                              16,693,000.00

    (E) ORIGINAL CLASS M-1 PRINCIPAL BALANCE
                                                                                              13,837,000.00

    (F) ORIGINAL CLASS M-2 PRINCIPAL BALANCE
                                                                                              13,837,000.00

    (G) ORIGINAL CLASS B PRINCIPAL BALANCE
                                                                                               9,789,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS:
    CLASS A-1                                                                                  1,350,423.40
    CLASS A-2                                                                                          0.00
    CLASS A-3                                                                                          0.00
    CLASS A-4                                                                                          0.00
    CLASS M-1                                                                                          0.00
    CLASS M-2                                                                                          0.00
    CLASS B                                                                                            0.00

  TOTAL PRINCIPAL DISTRIBUTION AMOUNT:                                                         1,350,423.40


4.  (A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                             0.00
        CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                             0.00
        CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                             0.00
        AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                           0.00

    (B) CLASS A REALIZED LOSS AMOUNT                                                                               0.00
        CLASS M REALIZED LOSS AMOUNT                                                                               0.00
        CLASS B REALIZED LOSS AMOUNT                                                                               0.00
        AGGREGATE REALIZED LOSS AMOUNT                                                                             0.00

5.  AVAILABLE MAXIMUM SUBORDINATION AMOUNT                                                                 7,604,173.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD
    AMOUNT                                                                                                   480,652.87
    # OF LOANS                                                                                                       69

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                                                                           167,912.66

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                                                                            42,697.96

9.  AMOUNT OF INTEREST RECEIVED                                                                            1,036,228.43

10. (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
         THE DETERMINATION DATE
         MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
         ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                                                           467,449.54

    (B)  AMOUNT OF COMPENSATING INTEREST                                                                         143.61

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT L)

12. AMOUNT OF REALIZED LOSSES DURING
    THE DUE PERIOD                                                                                                 0.00

13. CLASS A-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                                280,652.17
     (B) PRINCIPAL DISTRIBUTION AMOUNT                             1,350,423.40
     (C) CARRY FORWARD AMOUNT                                              0.00
     (D) MONTHLY ADVANCE                                                   0.00

     TOTAL CLASS A-1 REMITTANCE AMOUNT                                                                     1,631,075.57

    CLASS A-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                                 99,559.83
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                     0.00
     (C) CARRY FORWARD AMOUNT                                              0.00
     (D) MONTHLY ADVANCE                                                   0.00

     TOTAL CLASS A-2 REMITTANCE AMOUNT                                                                        99,559.83

      CLASS A-3 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                             70,246.81
         (B) PRINCIPAL DISTRIBUTION AMOUNT                                 0.00
         (C) CARRY FORWARD AMOUNT                                          0.00
         (D) MONTHLY ADVANCE                                               0.00

         TOTAL CLASS A-3 REMITTANCE AMOUNT                                                                    70,246.81


CLASS A-4 REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT                              102,731.50
   (B) PRINCIPAL DISTRIBUTION AMOUNT                                   0.00
   (C) CARRY FORWARD AMOUNT                                            0.00
   (D) MONTHLY ADVANCE                                                 0.00

   TOTAL CLASS A-4 REMITTANCE AMOUNT                                                             102,731.50

CLASS A REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT                              553,190.32
   (B) PRINCIPAL DISTRIBUTION AMOUNT                           1,350,423.40
   (C) CARRY FORWARD AMOUNT                                            0.00
   (D) MONTHLY ADVANCE                                                 0.00

   TOTAL CLASS A REMITTANCE AMOUNT                                                             1,903,613.72

CLASS M-1 REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT                               87,807.30
   (B) PRINCIPAL DISTRIBUTION AMOUNT                                   0.00
   (C) CARRY FORWARD AMOUNT                                            0.00
   (D) MONTHLY ADVANCE                                                 0.00

   TOTAL CLASS M-1 REMITTANCE AMOUNT                                                              87,807.30

CLASS M-2 REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT                               90,055.81
   (B) PRINCIPAL DISTRIBUTION AMOUNT                                   0.00
   (C) CARRY FORWARD AMOUNT                                            0.00
   (D) MONTHLY ADVANCE                                                 0.00

   TOTAL CLASS M-2 REMITTANCE AMOUNT                                                              90,055.81

CLASS M REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT                              177,863.10
   (B) PRINCIPAL DISTRIBUTION AMOUNT                                   0.00
   (C) CARRY FORWARD AMOUNT                                            0.00
   (D) MONTHLY ADVANCE                                                 0.00

   TOTAL CLASS M REMITTANCE AMOUNT                                                               177,863.10

CLASS B REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT                               70,113.71
   (B) PRINCIPAL DISTRIBUTION AMOUNT                                   0.00
   (C) CARRY FORWARD AMOUNT                                            0.00
   (D) MONTHLY ADVANCE                                                 0.00

   TOTAL CLASS B REMITTANCE AMOUNT                                                                70,113.71

AGGREGATE REMITTANCE AMOUNT:
   (A) CURRENT INTEREST REQUIREMENT                              801,167.13
   (B) PRINCIPAL DISTRIBUTION AMOUNT                           1,350,423.40
   (C) CARRY FORWARD AMOUNT                                            0.00
   (D) MONTHLY ADVANCE                                                 0.00

   TOTAL REMITTANCE AMOUNT                                                                     2,151,590.53

14.(A) REIMBURSABLE AMOUNT (I-22)                                                                      0.00
   (B) GP REMITTANCE AMOUNT PAYABLE                                                                    0.00


15.(A) CLASS A-1 PRINCIPAL BALANCE AFTER
     DISTRIBUTION TO BE MADE ON THE
     REMITTANCE DATE AND AFTER ALLOCATION
     OF REALIZED LOSSES                                                                       49,293,576.60

      (B) CLASS A-2 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                  17,885,000.00

      (C) CLASS A-3 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                  12,315,000.00

      (D) CLASS A-4 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                  16,693,000.00

      (D) CLASS M-1 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                  13,837,000.00

      (E) CLASS M-2 PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                  13,837,000.00

      (F) CLASS B PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                   9,789,000.00

      (G) TOTAL POOL PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                                 133,649,576.60

16. TRIGGER EVENT CALCULATION                                                                             TRIGGER ACTIVATED

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER
    (1)  (i) DOES NOT EXCEED 50% OF (ii)
         (i) SIXTY-DAY DELINQUENCY RATIO                                                     0.12%
         (ii) CLASS A CREDIT ENHANCEMENT PERCENTAGE                                         40.12%           0.30%           YES

    (2)  BOTH (A) AND (B)

         (A) EITHER (X) OR (Y)
             (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                   EXCEEDS 9%           OR                                                   0.00%
             (Y) THE CUMULATIVE REALIZED LOSSES EXCEEDS $3913056.00                          0.00           NO

         (B) EITHER (X) OR (Y)
             (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                     EXCEEDS 15%           OR                                                0.00%
             (Y) THE CUMULATIVE REALIZED LOSSES EXCEED $13043520                             0.00           NO               NO

    (3)  (i) IS GREATER THAN 75% OF (ii)

         (i) PRIOR CLASS A & CLASS M PRINCIPAL BALANCES                             96,894,264.49
         (ii) PRINCIPAL BALANCE AS OF THE END OF THE SECOND PRECEDING DUE PERIOD   134,999,951.62           71.77%           NO

                                                                                                                      --------------
                       IF EITHER (1), (2) OR (3) = "YES", THEN THE TRIGGER EVENT IS ON EFFECT                                NO
                                                                                                                      --------------

17. CUMULATIVE REALIZED LOSSES                                                                                       0.00

18. AMOUNT BY WHICH THE FORMULA DISTRIBUTION AMOUNT
    EXCEEDS THE CLASS DISTRIBUTION AMOUNT                                                                            0.00

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                                                18,775.35

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                                              18,775.35

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                                                  6,750.00

    (D) FHA PREMIUM ACCOUNT                                                                                        970.55

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
    SERVICERS PURSUANT TO:

           (A) SECTION 5.04 (b)                                                                                      0.00
           (B) SECTION 5.04 (c)                                                                                      0.00
           (C) SECTION 5.04 (d)(ii)                                                                                  0.00
           (D) SECTION 5.04 (e)                                                                                      0.00
           (E) SECTION 5.04 (f)(i)                                                                              37,550.70

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                                          49,293,576.60                 1.30148739
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                                         37,874,801.63

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                                          17,885,000.00                 1.22726961
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                                         14,573,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                                          12,315,000.00                 1.22732709
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                                         10,034,000.00

    CLASS A-4 POOL FACTOR (I-5):
    CURRENT CLASS A-4 PRINCIPAL BALANCE                                          16,693,000.00                 1.22724599
    ORIGINAL CLASS A-4 PRINCIPAL BALANCE                                         13,602,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE                                          13,837,000.00                 1.22722838
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE                                         11,275,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE                                          13,837,000.00                 1.22722838
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE                                         11,275,000.00

    CLASS B POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE                                           9,789,000.00                 1.22746082
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                                          7,975,000.00

    POOL  FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                                              133,649,576.60                 1.21499615
    ORIGINAL POOL  PRINCIPAL BALANCE                                            110,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                                            13.841%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                                              15.391%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2, CLASS A-3,
        CLASS A-4, CLASS M-1, CLASS M-2 AND CLASS B
        ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                              6.371%

                                                                                         -------------------------------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                                         11/30/97                   12/31/97
                                                                                         -------------------------------------------
                                                                                             13.700%                    13.841%

23. (A) SENIOR PERCENTAGE                                                                                  100.00%

    (B) CLASS B PERCENTAGE                                                                                   0.00%

24. (A) SPREAD AMOUNT                                                                                 1,350,375.02

    (B) SPECIFIED SUBORDINATED AMOUNT                                                                 7,425,000.00

25. (A) CLASS A APPLIED REALIZED LOSS AMOUNT                                                                  0.00
        CLASS M APPLIED REALIZED LOSS AMOUNT                                                                  0.00
        CLASS B APPLIED REALIZED LOSS AMOUNT                                                                  0.00

    (B) UNPAID CLASS A REALIZED LOSS AMOUNT                                                                   0.00
        UNPAID CLASS M REALIZED LOSS AMOUNT                                                                   0.00
        UNPAID CLASS B REALIZED LOSS AMOUNT                                                                   0.00

26. ACCELERATED PRINCIPAL AMOUNT FOR THE CURRENT REMITTANCE DATE                                        659,111.53

27. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
        FOR THE DUE PERIOD                                                                                  970.55
    (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
        CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                                       0.00

 28. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
          RECEIVED DURING THE MONTH                                                                           0.00

 29. THE RESERVE AMOUNT FOR THE DUE PERIOD                                                           30,000,000.00

 30. CLAIMS FILED DURING THE DUE PERIOD                                                                       0.00

 31. CLAIMS PAID DURING THE PERIOD                                                                            0.00

 32. CLAIMS DENIED BY FHA DURING THE PERIOD                                                                   0.00

 33. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                                      0.00

 34. OTHER INFORMATION                                                                                         N/A

                                                            Series Resid 1997-II

                                   EXHIBIT O
                 REMIC DELINQUENCIES AS OF -DECEMBER 31, 1997

RESIDENTIAL          OUTSTANDING                #
TRUST                DOLLARS                    ACCOUNTS          RANGES             AMOUNT               NO            PCT
1997-II                 $134,308,688.13          7,319            1 TO 29 DAYS        9,850,264.70           575           7.33%
                                                                  30 TO 59 DAYS         783,665.98            52           0.58%
                                                                  60 TO 89 DAYS         160,337.71            21           0.12%
                                                                  90 AND OVER                 0.00             0           0.00%

                                                                  FORECLOSURE                 0.00             0           0.00%
                                                                  REO PROPERTY                0.00             0           0.00%


                                                                  TOTALS            $10,794,268.39           648           8.04%
                                                                                ================================================

RESIDENTIAL TRUST 1997-II

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.


SUBCLAUSE                       CLASS A-1         CLASS A-2           CLASS A-3          CLASS A-4
---------------------------------------------------------------------------------------------------
(ii)                            1,000.00          1,000.00            1,000.00           1,000.00

(vi)                                9.49              0.00                0.00               0.00

(vii)                               3.32              0.00                0.00               0.00

(viii)                              0.84              0.00                0.00               0.00


(xiii)     (a)                      5.54              5.57                5.70               6.15
           (b)                     26.67              0.00                0.00               0.00
           (c)                      0.00              0.00                0.00               0.00
           (d)                      0.00              0.00                0.00               0.00


(xv)                              973.33          1,000.00            1,000.00           1,000.00


(xxxv)                              0.00              0.00                0.00               0.00


SUBCLAUSE                       CLASS M-1         CLASS M-2            CLASS B
-------------------------------------------------------------------------------
(ii)                            1,000.00          1,000.00            1,000.00

(vi)                                0.00              0.00                0.00

(vii)                               0.00              0.00                0.00

(viii)                              0.00              0.00                0.00


(xiii)     (a)                      6.35              6.51                7.16
           (b)                      0.00              0.00                0.00
           (c)                      0.00              0.00                0.00
           (d)                      0.00              0.00                0.00


(xv)                            1,000.00          1,000.00            1,000.00


(xxxv)                              0.00              0.00                0.00